EXHIBIT 10.1

                          SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES PURCHASE AGREEMENT (the "Agreement"), is made and entered into as of November 23, 2004, by and among Gexa Corp., a Texas corporation (the "Company"), the undersigned shareholder (the "Selling Shareholder") and the undersigned prospective investor (the "Investor") who is subscribing for shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), and warrants to purchase shares of Common Stock. For the purposes of this Agreement, the term "Sellers" shall mean the Company and the Selling Shareholder. For the purposes of this Agreement, a "Unit" shall mean (A) ten shares of Common Stock and (B) three warrants, substantially in the form attached hereto as Exhibit A, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof (the "Warrant"), each entitling the holder thereof to purchase one share of Common Stock (subject to adjustment as provided in the Warrant).

                                   ARTICLE I

                       PURCHASE AND SALE OF UNITS; CLOSING

     1.1 Purchase and Sale of the Units.

     (a) Subject to the terms and conditions of this Agreement, the Investor agrees to purchase from the Sellers the number of Units indicated on Schedule A hereto (the "Subscription Amount") at a purchase price of $43.00 per Unit (the "Unit Price") for an aggregate purchase price indicated on Schedule A hereto (the "Aggregate Purchase Price"). The Sellers reserve the right in their sole discretion to accept or reject the Subscription (as defined below) in whole or in part or to allot to the Investor less than the Subscription Amount. The actual Subscription Amount, if any, accepted by the Sellers is referred to in this Agreement as the "Actual Subscription Amount". Subject to the terms and conditions of this Agreement, the Sellers shall issue and sell to the Investor the number of Units equal to the Actual Subscription Amount.

     (b) Subject to the terms and conditions of this Agreement on the date of this Agreement, the Investor shall deliver the Aggregate Purchase Price by wire transfer to The Bank of New York, as escrow agent (the "Escrow Agent"), in accordance with the wire transfer instructions attached hereto as Exhibit B.

     1.2 Aggregate Number of Units Offered. The Sellers have entered and intend to enter into this same form of Securities Purchase Agreement (the "Other Agreements") with certain other investors (the "Other Investors") and desire to offer and sell (the "Offering") up to 175,000 Units (the "Offering Amount"). Investor hereby acknowledges receipt of a copy of the Confidential Private Placement Memorandum of the Company dated October 29, 2004, as supplemented on November 15, 2004 (the "Memorandum"), relating to the Offering. The Investor is aware that the Sellers are not required to sell a minimum number of Units in the Offering in order to enter this Agreement and may sell less than the total number of Units offered in the Offering.

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     1.3 Aggregate Purchase Price Escrow Account. All payments for Units made by the Investor as contemplated by Section 1.1 above will be held by the Escrow Agent for the Investor's benefit in a non-interest bearing escrow account. The payment will be returned promptly, without interest or deduction, if the Investor's Subscription is rejected, the conditions in Section 1.7 are not satisfied or waived by the Investor or the Offering is terminated by the Sellers for any reason.

     1.4 Binding Effect of this Agreement. The Investor acknowledges and agrees that this Agreement shall be binding upon the Investor upon the submission to the Company or Oppenheimer & Co. Inc. (the "Placement Agent") of the Investor's signed counterpart signature page to this Agreement (the "Subscription"); provided that, in the event the Closing Date (as defined below) shall not have occurred on or prior to December 3, 2004 (the "Termination Date") this Agreement shall be terminated and be of no force and effect. Until the Termination Date, the Investor is not entitled to cancel, terminate or revoke this Agreement or any agreements of the Investor hereunder. The Sellers may terminate the Offering at any time prior to the Closing Date. The execution of this Agreement by the Investor or solicitation of the investment contemplated hereby shall create no obligation on the part of the Sellers or the Placement Agent to accept any Subscription, in part or in full, or complete the Offering.

     1.5 Delivery of Units at Closing.

     (a) The completion of the purchase and sale of the Units (the "Closing") shall occur, subject to the satisfaction or waiver of the conditions set forth in Section 1.6 and Section 1.7 (other than those intended to be satisfied at Closing), at 10 a.m. Central Time on the date hereof (the "Closing Date") at the offices of Porter & Hedges, 700 Louisiana, 35th Floor, Houston, Texas 77002, or such other time, date or place is agreed to by the parties.

     (b) At the Closing, (i) the Sellers shall authorize the Company's transfer agent to issue or transfer, as applicable, and the transfer agent shall issue or transfer, as applicable, to the Investor one or more stock certificates registered in the name of the Investor, or in such name of nominee(s) designated by the Investor in writing, representing that number of shares of Common Stock as is equal to ten times the Actual Subscription Amount and (ii) the Company shall issue the number of related Warrants as is equal to three times the Actual Subscription Amount against payment of the Actual Purchase Price in accordance with Section 1.1. The "Actual Purchase Price" shall mean an amount equal to the product of (A) the Actual Subscription Amount multiplied by (B) the Unit Price.

     1.6 Conditions to the Sellers' Obligation to Complete Purchase and Sale. Upon acceptance of the Subscription, the Sellers' obligation to issue and sell the Units to the Investor at Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that these conditions are for the Seller's sole benefit and may be waived by the Sellers at any time in its sole discretion by providing the Investor with prior written notice thereof:

     (a) Payment of Purchase Price. The Investor shall have delivered to the Escrow Agent the Aggregate Purchase Price; and

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     (b) Representations and Warranties; Covenants. The representations and warranties of the Investor set forth in Article III hereof shall be true and correct as of the date hereof and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date (which shall be true and correct as of such date)), and the Investor shall have performed, satisfied and complied with in all material respects the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor on or prior to the Closing Date.

     1.7 Conditions to the Investor's Obligation to Complete Purchase and Sale. The obligation of the Investor hereunder to purchase the Units from the Sellers at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that these conditions are for the Investor's sole benefit and may be waived by the Investor at any time in its sole discretion by providing the Sellers with prior written notice thereof:

     (a) Opinion of Counsel. Receipt by the Investor of an opinion letter of Porter & Hedges, counsel to the Company, dated the Closing Date, in substantially the form attached hereto as Exhibit C;

     (b) Representations and Warranties; Covenants. The representations and warranties of the Company set forth in Article II hereof and of the Selling Shareholder, to the extent applicable, set forth in Article III hereof, shall be true and correct in all material respects as of the date hereof and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct in all material respects as of such date), and the Sellers shall have performed, satisfied and complied with in all material respects the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Sellers on or prior to the Closing Date;

     (c) Officer's Certificate. The Company shall have delivered to the Investor a certificate, dated the Closing Date, duly executed on behalf of the Company by its Chief Executive Officer to the effect set forth in clauses (b), (e), (f),
(g) and (h) of this Section 1.7;

     (d) Secretary's Certificate. The Company shall have delivered to the Investor a certificate, dated the Closing Date, duly executed by its Secretary or Assistant Secretary, certifying that the attached copies of the Company's articles of incorporation, by-laws and the resolutions of the Board of Directors of the Company approving this Agreement and the transactions contemplated hereby, are all true, complete and correct and remain unamended and in full force and effect;

     (e) No Litigation. On the Closing Date, no legal action, suit or proceeding shall be pending or overtly threatened which seeks to restrain or prohibit the transactions contemplated by this Agreement;

     (f) No Suspension, Etc. Trading in the Common Stock shall not have been suspended by any stock exchange or market on which the Common Stock is then listed or admitted for trading or quotation, as applicable, or the Securities and Exchange Commission (the "SEC"), except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing, and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets ("Bloomberg") shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by Bloomberg, or on Nasdaq, nor shall a banking moratorium have been declared either by the United States or New York State authorities;

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     (g) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement;

     (h) Material Adverse Effect. No material adverse effect on the business, assets, financial condition or results of operations of the Company and its Subsidiaries (defined below) and no event that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under this Agreement in any material respect shall have occurred at or before the Closing Date; and

     (i) Side Letters. The Company shall enter into side letter agreements with two of the institutional investors providing certain informational rights to such investors.

                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     Except as set forth on the schedule of exceptions attached hereto as Schedule B (the "Schedule of Exceptions"), the Company hereby represents and warrants to the Investor as follows:

     2.1 Subsidiaries; Organization. The Company has no subsidiaries as defined by Rule 405 under the Securities Act of 1933, as amended (the "Securities Act") except as set forth on the Schedule of Exceptions (the "Subsidiaries"). Each of the Company and the Subsidiaries is duly organized and validly existing and is in good standing under the laws of the jurisdiction of its incorporation or organization. Each of the Company and the Subsidiaries has full corporate power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a material adverse effect upon the business, assets, financial condition or results of operations of the Company and its Subsidiaries, and to the Company's knowledge, no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

     2.2 Due Authorization. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly authorized and validly executed and delivered by the Company and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) to the extent rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, (ii) enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors' and contracting parties' rights generally and (iii) enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

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     2.3 Non-Contravention. The execution and delivery of this Agreement, the issuance and sale of the Common Stock and Warrants to be sold by the Company under this Agreement, the performance by the Company of its obligations under this Agreement and the consummation of the transactions contemplated hereby will not (A) conflict with or constitute a violation of, or default (with or without the giving of notice or the passage of time or both) under, (i) any material bond, debenture, note or other evidence of indebtedness, or under any material lease, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which it or its properties are bound, (ii) the charter, by-laws or other organizational documents of the Company or any of its Subsidiaries, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, any of its Subsidiaries or their respective properties, or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or any of its Subsidiaries or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, self-regulatory organization, stock exchange or market, or other governmental body in the United States is required for the execution and delivery of this Agreement and the valid issuance and sale of the Units to be sold pursuant to this Agreements, other than such as have been made or obtained, and except for any securities filings required to be made under federal or state securities laws.

     2.4 Reporting Status. Except as set forth on the Schedule of Exceptions, the Company has filed in a timely manner all documents that the Company was required to file under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), during the 12 months preceding the date of this Agreement. The following documents complied as to form in all material respects with the SEC's requirements as of their respective filing dates, and the information contained therein as of the date thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent that information contained in any such document has been revised or superseded by a later filed SEC Document (as defined below):

     (a) The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 (the "Form 10-K"); and

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     (b) The Company's Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 (the "Form 10-Qs");
and

     (c) all other documents, including the exhibits thereto, filed by the Company with the SEC since September 30, 2004 pursuant to the reporting requirements of the Exchange Act (together with the Form 10-K and Form 10-Qs, the "SEC Documents").

     2.5 Capitalization. As of the date hereof, the authorized capital stock of the Company consists of 77,500,000 shares of capital stock, of which 75,000,000 shares are designated Common Stock and 2,500,000 shares are designated Preferred Stock. As of October 31, 2004, there were approximately 8,631,223 shares of Common Stock issued and outstanding, and no shares of Preferred Stock issued and outstanding. As of October 31, 2004, 2,243,333 shares of Common Stock were reserved for issuance upon exercise of outstanding stock options issued by the Company to certain former and current employees, consultants and directors of the Company. As of October 31, 2004, 447,667 shares of Common Stock were reserved for issuance upon exercise of warrants issued by the Company. All outstanding shares of Common Stock are duly authorized, validly issued, fully paid and nonassessable and were issued in compliance with federal and U.S. state securities laws. Other than as disclosed in the SEC Documents, and except as set forth above, there are no outstanding rights, options, warrants, preemptive rights, rights of first refusal, agreements, commitments or similar rights for the purchase or acquisition from the Company or any of its Subsidiaries of any securities of the Company or any of its Subsidiaries. The shares of Common Stock to be sold pursuant to this Agreement have been duly authorized, and when issued and paid for in accordance with the terms of this Agreement (the "Common Shares") will be validly issued, fully paid and nonassessable and free and clear of all pledges, liens and encumbrances. The Warrants to be issued pursuant to this Agreement have been duly authorized. The Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") has been duly authorized and reserved and, when issued upon exercise of the Warrants in accordance with the terms of the Warrants, will be validly issued, fully paid and non-assessable and free and clear of all pledges, liens and encumbrances. The Units, the Common Shares, the Warrants and the Warrant Shares collectively are referred to herein as the "Securities". No preemptive right, co-sale right, right of first refusal or other similar right exists with respect to the Securities or the issuance and sale thereof. No further approval or authorization of any shareholder or the Board of Directors of the Company is required for the issuance and sale of the Securities. Except as set forth in the SEC Documents, no holder of any of the securities of the Company has any rights ("demand," "piggyback" or otherwise) to have such securities registered by reason of the intention to file, filing or effectiveness of a Registration Statement (as defined in Section 6.1 hereof).

     2.6 Legal Proceedings. Except as disclosed in the SEC Documents, there is no action, suit or proceeding before any court, governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company or any of its Subsidiaries, overtly threatened against the Company or its Subsidiaries wherein an unfavorable decision, ruling or finding would reasonably be expected to adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under this Agreement.

     2.7 No Violations. Neither the Company nor any of its Subsidiaries: (i) is in violation of its charter, bylaws, or other organizational document, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any of its Subsidiaries, which violation, individually or in the aggregate, would be reasonably likely to have a material adverse effect on the business, assets, financial condition or results of operations of the Company and its Subsidiaries, (ii) is in default (and there exists no condition which, with or without the passage of time or giving of notice or both, would constitute a default) in any material respect in the performance of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or by which the properties of the Company are bound, which would be reasonably likely to have a material adverse effect on the business, assets, financial condition or results of operations of the Company and its Subsidiaries or would prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under this Agreement in any material respect.

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     2.8 Governmental Permits, Etc. The Company and its Subsidiaries possess all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of their respective businesses as currently conducted, except where such failure to possess could not reasonably be expected to have a material adverse effect on the business, assets, financial condition or results of operations of the Company and its Subsidiaries or would not prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under this Agreement in any material respect.

     2.9 Intellectual Property. The Company and its Subsidiaries, to the Company's knowledge, own or possess sufficient rights to use all patents, patent rights, trademarks, copyrights, licenses, inventions, trade secrets, trade names and know-how that are necessary for the conduct of their respective businesses as now conducted except where the failure to own or possess would not have a material adverse effect on the business, assets, financial condition or results of operations of the Company and its Subsidiaries (the "Company Intellectual Property"). Except as set forth in the SEC Documents, (i) neither the Company nor any of its Subsidiaries has received any written notice of, or has any knowledge of, any infringement by the Company of intellectual property rights of any third party that, individually or in the aggregate, would have a material adverse effect on the business, assets, financial condition or results of operations of the Company and its Subsidiaries and (ii) neither the Company nor any of its Subsidiaries has received any written notice of any infringement by a third party of any Company Intellectual Property that, individually or in the aggregate, would have a material adverse effect on the business, assets, financial condition or results of operations of the Company and its Subsidiaries.

     2.10 Financial Statements. The consolidated financial statements of the Company and its Subsidiaries and the related notes thereto included in the SEC Documents, as the same may be amended, present fairly, in all material respects, the financial position of the Company as of the dates indicated and the results of its operations and cash flows for the periods therein specified. Except as set forth in the SEC Documents, such financial statements (including the related notes) have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the periods therein specified.

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     2.11 No Material Adverse Change. Except as publicly disclosed in the SEC
Documents, press releases or in other "public disclosures" as such term is defined in Section 101(e) of Regulation FD of the Exchange Act, since September 30, 2004, there has not been (i) any material adverse change in the business, assets, financial condition or results of operations of the Company, (ii) any obligation, direct or contingent, that is material to the Company, incurred by the Company, except obligations incurred in the ordinary course of business,
(iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (iv) any loss or damage (whether or not insured) to the physical property of the Company which has been sustained which has had a material adverse effect on the business, assets, financial condition or results of operations of the Company.

     2.12 Listing. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on the Nasdaq SmallCap Market, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or the de-listing of the Common Stock from the Nasdaq SmallCap Market, nor to the Company's knowledge is The NASDAQ Stock Market, Inc. ("Nasdaq") currently contemplating terminating such listing. The Company has not received notice (written or oral) from Nasdaq to the effect that the Company is not in compliance with the listing or maintenance requirements of the Nasdaq SmallCap Market.

     2.13 No Manipulation of Stock. Neither the Company, nor the Subsidiaries, nor any of its affiliates has taken or may take directly or indirectly, any action in violation of applicable law or any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Common Shares or the Warrant Shares.

     2.14 Insurance. The Company and each of its Subsidiaries maintain and will continue to maintain insurance against loss or damage by fire or other casualty and such other insurance, including, but not limited to, product liability insurance, in such amounts and covering such risks as is reasonably adequate consistent with industry practice for the conduct of their respective businesses and the value of their respective properties.

     2.15 Tax Matters. The Company and each of its Subsidiaries have timely filed all material federal, state, local and foreign income and franchise and other tax returns required to be filed by any jurisdiction to which it is subject and has paid all taxes due in accordance therewith, and no tax deficiency has been determined adversely to the Company or any of its Subsidiaries which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its Subsidiaries, would reasonably be expected to have) a material adverse effect on the business, assets, financial condition or results of operations of the Company and its Subsidiaries.

     2.16 Investment Company. The Company is not an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the SEC thereunder.

     2.17 No Registration. Assuming the accuracy of the representations and warranties made by, and compliance with the covenants of, the Investors in
Article III hereof, no registration of the Units under the Securities Act is required in connection with the offer and sale of the Units by the Company to the Investors as contemplated by this Agreement.

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     2.18 Disclosure. To the best of the Company's knowledge, neither this
Agreement or the Schedule of Exceptions hereto nor any other documents, certificates or instruments furnished to the Investor by or on behalf of the Company in connection with the transactions contemplated by this Agreement contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading

     2.19 No Integrated Offering; No General Solicitation. Neither the Company nor any of its affiliates, nor any person acting on its behalf or their behalf, directly or indirectly has (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities pursuant to this Agreement and the other Agreements; or
(ii) offered, solicited offers to buy or sold Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act. The Company does not have any registration statement pending before the SEC or currently under the SEC's review.

     2.20 Compliance with Law. The business of the Company and the Subsidiaries has been and is presently being conducted in accordance with all applicable federal, state and local governmental laws, rules, regulations and ordinances, except as set forth in the SEC Documents or such that, individually or in the aggregate, the noncompliance therewith could not reasonably be expected to have a material adverse effect on the business, assets, financial condition or results of operations of the Company and its Subsidiaries or would prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under this Agreement in any material respect. The Company and its Subsidiaries have all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the business, assets, financial condition or results of operations of the Company and its Subsidiaries or would prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under this Agreement in any material respect.

     2.21 Sarbanes-Oxley Act. The Company is in substantial compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), and the rules and regulations promulgated thereunder, that are effective and intends to comply substantially with other applicable provisions of the Sarbanes-Oxley Act, and the rules and regulations promulgated thereunder, upon the effectiveness of such provisions.

     2.22 No Broker. Other than the fee to be paid by the Company to the Placement Agent, the Company has not incurred any liability for any finder's or broker's fee, or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

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     2.23 Forward-Looking Statements. The information contained in the SEC
Documents regarding the Company's expectations, plans and intentions, and any other information that constitutes "forward-looking" information within the meaning of the Securities Act and the Exchange Act were made by the Company on a reasonable basis and reflected the Company's good faith belief and/or estimate of the matters described therein, in each case as of the date of the SEC Document containing such information.

     2.24 Use of Proceeds. The proceeds from the sale of the Securities will be used by the Company for working capital and general corporate purposes.

     2.25 Non-Public Information. The Company confirms that neither it nor any person acting on its behalf has provided Investor with any information that the Company believes constitutes material non-public information, except with respect to the existence, terms and conditions of this offering or as otherwise is disclosed in the Current Report on Form 8-K to be filed by the Company, and the exhibits thereto, in conjunction with the press release referred to in
Section 5.2 hereto.

     2.26 Disclosure. None of the representations and warranties of the Company appearing in this Agreement or information provided in the Memorandum and any supplement thereto, when considered together as a whole, contains, or on the Closing Date will contain, any untrue statement of a material fact or omits, or on the Closing Date will omit, to state any material fact required to be stated herein in order for the statements herein, in light of the circumstances under which they were made, not to be misleading.

     2.27 Lock-Up Agreements. All executive officers and directors of the Company have executed lock up agreements and delivered them to the Placement Agent in which, without prior approval of the Placement Agent, they have agreed to not sell shares of Common Stock held by them (including shares which may be issued to them pursuant to the exercise of outstanding options or warrants) during the period equal to the later of: 180 days after the closing date of the offering and 90 days after the effective date of the Registration Statement.

                                  ARTICLE III

            REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDER

     The Selling Shareholder represents and warrants to the Investor as follows:

     3.1 Due Authorization. This Agreement has been validly executed and delivered by the Selling Shareholder and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and legally binding obligation of the Selling Shareholder enforceable against the Selling Shareholder in accordance with its terms, except (i) to the extent rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, (ii) enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors' and contracting parties' rights generally and (iii) enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     3.2 Non-Contravention. The execution and delivery of this Agreement, the transfer and sale of the Common Stock to be sold by the Selling Shareholder under this Agreement, the performance by the Selling Shareholder of its obligations under this Agreement and the consummation of the transactions contemplated hereby will not conflict with or constitute a violation of, or default (with or without the giving of notice or the passage of time or both) under, (i) any material bond, debenture, note or other evidence of indebtedness, or under any material lease, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Selling Shareholder is a party or by which it or its properties are bound, (ii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Selling Shareholder or Selling Shareholder's properties. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, self-regulatory organization, stock exchange or market, or other governmental body in the United States is required for the execution and delivery of this Agreement and the valid issuance and sale of the Common Stock to be sold pursuant to this Agreements by The Selling Shareholder, other than such as have been made or obtained, and except for any securities filings required to be made under federal or state securities laws.

     3.3 Title. Selling Shareholder holds good and marketable title to all of the Common Stock to be sold by the Selling Shareholder under this Agreement, free and clear of any liens, encumbrances, claims, security interests or other restrictions. Selling Shareholder possesses full authority and legal right to sell, transfer and assign to Investor the shares of Common Stock to be sold by Selling Shareholder under this Agreement. At the time of transfer to Investor by Selling Shareholder of such shares of Common Stock, Investor will own such shares of Common Stock free and clear of any liens, encumbrances, claims, security interests or other restrictions. There are no claims pending or, to Selling Shareholder's knowledge, threatened against the Company or Selling Shareholder that concern or affect title to any of the shares of Common Stock to be sold by the Selling Shareholder under this Agreement, or that seek to compel the transfer or issuance of such Common Stock.

     3.4 Legal Proceedings. There is no action, suit or proceeding before any court, governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Selling Shareholder, overtly threatened against the Selling Shareholder wherein an unfavorable decision, ruling or finding would reasonably be expected to adversely affect the validity or enforceability of, or the authority or ability of the Selling Shareholder to perform its obligations under this Agreement

     3.5 No Broker. Other than the fee to be paid by the Selling Shareholder to the Placement Agent, the Selling Shareholder has not incurred any liability for any finder's or broker's fee, or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

     3.6 Lock-Up Agreement. The Selling Shareholder has executed a lock up agreement and delivered it to the Placement Agent in which, without prior approval of the Placement Agent, it has agreed to not sell shares of Common Stock held by it (including shares which may be issued to it pursuant to the exercise of outstanding options or warrants) during the period equal to the later of: 180 days after the closing date of the offering and 90 days after the effective date of the Registration Statement.

                                   ARTICLE IV



            Representations, Warranties and Covenants of THE Investor

     The Investor represents, warrants and covenants to the Sellers as follows:

     4.1 Securities Law Representations and Warranties.

     (a) The Investor is an "accredited investor" as defined in Regulation D under the Securities Act and the Investor has the knowledge, sophistication and experience necessary to make, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company and investments in comparable companies, can bear the economic risk of a total loss of its investment in the Securities and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Securities. Such Investor is not required to be registered as a broker-dealer under Section 15 of the Exchange Act and such Investor is not a broker-dealer;

     (b) The Investor (i) is acquiring the Securities for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof;

     (c) The Investor was not organized for the specific purpose of acquiring the Securities;

     (d) The Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder;

     (e) The Investor understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Sellers are relying upon the truth and accuracy of, and the Investor's compliance with, representations, warranties, agreements, acknowledgements and understandings of the Investor set forth herein and in the applicable Warrant in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities;

     (f) The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of an investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities; and

     (g) The Investor acknowledges that the Sellers have represented that no action has been or will be taken in any jurisdiction outside the United States by the Sellers that would permit an offering of the Securities, or possession or distribution of offering materials in connection with the issue of the Securities, in any jurisdiction outside the United States where action for that purpose is required. If the Investor is located or domiciled outside the United States it agrees to comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense.

     4.2 Legends.

     (a) The Investor understands that, until the end of the holding period under Rule 144(k) of the Securities Act (or any successor provision) the Common Stock and the Warrants (and all securities issued in exchange therefor or in substitution thereof, other than the Warrant Shares which shall bear the legend set forth in Section 4.2(b) of this Agreement, if applicable) shall bear a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR OTHERWISE DISPOSED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION THEREFROM.

     The legend set forth above shall be removed and the Company shall issue a new certificate evidencing the Common Stock or a new Warrant of like tenor and aggregate number of shares and which shall not bear the restrictive legends required by this Section 4.2(a): (i) with respect to the Common Stock, if the Common Stock has been resold or transferred pursuant to any registration statement contemplated by Section 6 and such registration statement was effective at the time of such transfer, (ii) if, in connection with a sale transaction, such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale, assignment or transfer of the Common Stock or Warrant, as appropriate, may be made without registration under the Securities Act, or (iii) upon expiration of the two-year holding period under Rule 144(k) of the Securities Act (or any successor rule); provided that the Investor is not and has not been within 3 months prior to such date, an "affiliate" of the Company (as such term is defined in Rule 144 of the Securities Act). The Company shall not require such opinion of counsel for the sale of the Common Stock or Warrants in accordance with Rule 144 of the Securities Act in the event that the Investor provides such representations that the Company shall reasonably request confirming compliance with the requirements of Rule 144.

     (b) Investor understands that, until the end of the applicable holding period under Rule 144(k) of the Securities Act (or any successor provision) with respect to the Warrant Shares, any certificate representing the Warrant Shares shall bear a legend in substantially the following form:


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR OTHERWISE DISPOSED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION THEREFROM.

     The legend set forth above shall be removed and the Company's transfer agent shall issue the Warrant Shares, as applicable, without such legend to the holder of the Warrant Shares upon which it is stamped, as applicable (i) if the Warrant Shares have been resold or transferred pursuant to a registration statement contemplated by Section 6 and such registration statement was effective at the time of such transfer, (ii) if, in connection with a sale transaction, such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale, assignment or transfer of the Warrant Shares may be made without registration under the Securities Act, or (iii) upon expiration of the applicable two-year holding period under Rule 144(k) of the Securities Act (or any successor rule); provided that the Investor is not and has not been within 3 months prior to such date, an "affiliate" of the Company (as such term is defined in Rule 144 of the Securities Act). The Company shall not require such opinion of counsel for the sale of the Warrant Shares in accordance with Rule 144 of the Securities Act, provided that the holder provides such representations that the Company shall reasonably request confirming compliance with the requirements of Rule 144.

     (c) The Investor understands that, in the event Rule 144(k) as promulgated under the Securities Act (or any successor rule) is amended to change the two-year period under Rule 144(k) (or the corresponding period under any successor rule), (i) each reference in Sections 3.2(a) and (b) of this Agreement to "two (2) years" or the "two-year period" shall be deemed for all purposes of this Agreement to be references to such changed period, and (ii) all corresponding references in the Securities shall be deemed for all purposes to be references to the changed period, provided that such changes shall not become effective if they are otherwise prohibited by, or would otherwise cause a violation of, the then-applicable federal securities laws. The Investor acknowledges that, with respect to the Warrant Shares, the two (2) year holding period referred to in Section 4.2(b) shall commence on the date the related Warrant is exercised.

     4.3 Authorization; Enforcement; Validity. The Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. This Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except (i) to the extent rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, (ii) enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors' and contracting parties' rights generally and (iii) enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     4.4 Certain Trading Limitations. The Investor (i) represents that on and from the date the Investor first became aware of the Offering until the date hereof he, she or it has not and (ii) covenants that for the period commencing on the date hereof and ending on the day the Company publicly announces the Offering he, she or it will not, engage in any hedging or other transaction which is designed to or could reasonably be expected to lead to or result in, or be characterized as, a sale, an offer to sell, a solicitation of offers to buy, disposition of, loan, pledge or grant of any right with respect to (collectively, a "Disposition") Common Stock of the Company by the Investor or any other person or entity in violation of the Securities Act. Such prohibited hedging or other transactions would include without limitation effecting any short sale or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to the Common Stock of the Company or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock of the Company.

     4.5 No Sale of Securities. The Investor hereby covenants with the Sellers not to make any sale of the Securities without (i) complying with the provisions of this Agreement, including Section 6.4 hereof or (ii) without satisfying the requirements of the Securities Act and the rules and regulations promulgated thereunder, including, without limitation, causing the prospectus delivery requirement under the Securities Act to be satisfied, if applicable. The Investor acknowledges that there may occasionally be times when the Company, based on the advice of its counsel, determines that, subject to the limitations of Section 6.4, it must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC or until the Company has amended or supplemented such prospectus.

     4.6 Registration Questionnaire. The Investor has completed or caused to be completed the Registration Questionnaire attached hereto as Exhibit D and on the signature page for use in preparation of the Registration Statement and the answers to the Questionnaire and on such signature page are true and correct in all material respects as of the date of this Agreement and will be true and correct as of the effective date of the Registration Statement; provided that the Investor shall be entitled to update such information by providing written notice thereof to the Company prior to the effective date of the Registration Statement.

     4.7 Investor Suitability Questionnaire. The information contained in the Investor Suitability Questionnaire in the form attached as Exhibit E delivered by the Investor in connection with this Agreement is complete and accurate in all respects.

     4.8 No Advice. The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Units constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Units.

     4.9 Independent Investment. The Investor has not agreed to act with any other investor for the purpose of acquiring, holding, voting or disposing of the Securities purchased hereunder for purposes of Section 13(d) under the Exchange Act, and the Investor is acting independently with respect to its investment in the Securities.

                                   ARTICLE V

                            COVENANTS OF THE COMPANY

     5.1 Form D. The Company agrees to file one or more Forms D with respect to the Securities on a timely basis as required under Regulation D under the Securities Act to perfect its claim to the exemption provided by Rule 506 of Regulation D.

     5.2 Form 8-K; Press Release. The Company agrees, as soon as practicable after the Closing Date, but in no event later than one business day after the Closing Date, to issue a press release and to file with the SEC a Current Report on Form 8-K disclosing the sale of the Units to the Investor under this Agreement and the Other Agreements, which press release and Current Report shall be subject to prior review and comment by the Placement Agent. Upon the issuance of such press release and filing of such Current Report, to the knowledge of the Company, the Investor will not be in possession of any material, nonpublic information regarding the Company or its Common Stock. The Company agrees that, after the issuance of such press release and filing of such Current Report, none of the Company's communications to the Investor will include material, nonpublic information, unless otherwise agreed by the Company and the Investor in accordance with law.

     5.3 Certain Future Financings and Related Actions. Commencing on the Closing Date and for a period of ninety (90) days following the effective date of the Registration Statement (as defined in Section 6.1(a) hereof), the Company shall not, without the prior consent of the Placement Agent, offer, sell, contract to sell or issue (or engage any person to assist the Company in taking any such action) any equity securities or securities convertible into, exchangeable for or otherwise entitling the holder to acquire, any Common Stock; provided, however, that nothing in this Section 5.3 shall prohibit the Company from issuing securities (1) to employees, directors, officers, advisors or consultants of the Company or any of its Subsidiaries; (2) upon exercise of conversion, exchange, purchase or similar rights issued, granted or given by the Company and outstanding as of the date of this Agreement; or (3) pursuant to a strategic partnership or alliance agreement, loan agreement, equipment lease or similar commercial agreement (including licensing and similar arrangements).

                                   ARTICLE VI

           Registration of Shares; Compliance with the Securities Act

     6.1 Registration Procedures and Expenses. The Company shall:

     (a) Subject to receipt of the Registration Statement Questionnaire from the Investor, use commercially reasonable best efforts to prepare and file with the SEC, within 30 days after the Closing Date, a registration statement (the "Registration Statement") to enable the resale of the Registrable Shares by the Investor. "Registrable Shares" means (a) each Common Share; and (b) each Warrant Share until the earlier of: (1) the date on which such share has been resold or otherwise transferred pursuant to the Registration Statement; (2) the date on which such share is transferred in compliance with Rule 144 under the Securities Act or may be sold or transferred by a person who is not an affiliate of the Company pursuant to Rule 144 under the Securities Act (or any other similar provisions then in force) without any volume or manner of sale restrictions thereunder; and (3) the date on which such share ceases to be outstanding (whether as a result of redemption, repurchase and cancellation or otherwise).

     (b) use commercially reasonable best efforts, subject to receipt of necessary information from the Investor, including the Registration Statement Questionnaire, to cause the Registration Statement to become effective within 120 days of the Closing Date;

     (c) use commercially reasonable best efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus (as defined in Section 6.5 below) used in connection therewith and take all such other actions as may be necessary to keep the Registration Statement current and effective for a period (the "Registration Period") not exceeding, with respect to the Investor's Registrable Shares, the earliest of
(i) the second anniversary of the Closing Date (provided, however, that with respect to Registrable Shares that are Warrant Shares, the foregoing date shall be the second anniversary of the date the related Warrant was exercised), (ii) the date on which all Registrable Shares then held by the Investor may be sold or transferred in compliance with Rule 144 under the Securities or may be sold or transferred by a person who is not an affiliate of the Company pursuant to Rule 144 of the Securities Act (or any other similar provisions then in force) without any volume or manner of sale restrictions thereunder, and (iii) such time as all Registrable Shares held by the Investor have been sold (A) pursuant to a registration statement, (B) to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (C) in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;

     (d) promptly furnish to the Investor with respect to the Registrable Shares registered under the Registration Statement such reasonable number of copies of the Registration Statement and Prospectus, including any supplements to or amendments of the Prospectus or Registration Statement, in order to facilitate the public sale or other disposition of all or any of the Registrable Shares by the Investor;

     (e) promptly take such action as may be necessary to qualify, or obtain, an exemption for the Registrable Shares under such of the state securities laws of United States jurisdictions as shall be necessary to qualify, or obtain an exemption for, the sale of the Registrable Shares in states specified in writing by the Investor; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

     (f) bear all expenses in connection with the procedures in paragraph (a) through (e) of this Section 6.1 and the registration of the Registrable Shares pursuant to the Registration Statement, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made with Nasdaq or any other applicable stock exchange); (ii) fees and expenses of compliance with federal securities and state "blue sky" or securities laws; (iii) expenses of printing (including printing certificates for the Registrable Shares and Prospectuses);
(iv) all application and filing fees in connection with listing the Registrable Shares on the Nasdaq SmallCap Market; and (v) all fees and disbursements of counsel of the Company and independent certified public accountants of the Company; provided, however, that the Investor shall be responsible for paying the underwriting commissions or brokerage fees, and taxes of any kind (including, without limitation, transfer taxes) applicable to any disposition, sale or transfer of the Investor's Registrable Shares. The Company shall, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties); and

     (g) advise the Investors, within two business days by e-mail, fax or other type of communication, and, if requested by such person, confirm such advice in writing: (i) after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose, or any other order issued by any state securities commission or other regulatory authority suspending the qualification or exemption from qualification of such Registrable Shares under state securities or "blue sky" laws; and it will promptly use its commercially reasonable best efforts to prevent the issuance of any stop order or other order or to obtain its withdrawal at the earliest possible moment if such stop order or other order should be issued; and (ii) when the Prospectus or any supplements to or amendments of the Prospectus have been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective.

     6.2 Delay in Effectiveness of Registration Statement. The Company further agrees that, (i) in the event the Registration Statement has not been filed with the SEC within 30 days after the Closing Date, and (ii) unless the failure to become effective is due to the fault of the Investor or one or more of the institutional investors who are Other Investors, in the event the Registration Statement has not been declared effective by the SEC within 120 days after the Closing Date, the Company shall pay to the Investor liquidated damages in the amount of 1.0% of the total purchase price of the Units purchased by the Investor pursuant to this Agreement and an additional liquidated damages payment of 1.0% of the total purchase price of the Units purchased by the Investor pursuant to this Agreement for each 30-day period thereafter until the Registration Statement has been filed or declared effective, as applicable; provided, that, in no event shall the aggregate penalty under this Section 6.2 in any 30-day period exceed 1.0% of the total purchase price of the Units purchased by the Investor. The Company shall deliver the cash payments described in clauses (i) and (ii) to the Investor by the fifth business day after the occurrence of the event described in (i) or (ii), as applicable. Notwithstanding anything to the contrary in Section 6.2 or any other provision of this Agreement, payment of cash as provided in this Section 6.2 shall be the Investor's sole and exclusive remedy in the event of the occurrence of an event described in (i) or (ii).

     6.3 Piggyback Registrations. If the Company at any time proposes to file a registration statement (other than a registration on Form S-4, Form S-8 or Form S-3 (solely with respect to dividend reinvestment plans and similar plans) or any successor forms thereto) (a "Company Registration Statement") with respect to securities, whether for its own account or for the account of other holders of the Company's securities ("Other Holders") that have requested such registration (a "Requesting Holder"), the Company shall, in each case, give written notice of such proposed filing to the Investor at least twenty (20) days before the anticipated filing date of the Company Registration Statement, and such notice shall offer to the Investor the opportunity to have any or all of the Registrable Shares held by the Investor included in the Company Registration Statement. If the Investor desires to have its Registrable Shares registered under this Section 6.3, it shall so advise the Company in writing within ten
(10) days after the date of receipt of such notice (which request shall set forth the amount of Registrable Shares for which registration is requested), and the Company shall use its commercially reasonable efforts to include in the Company Registration Statement all such Registrable Shares so requested to be included therein. Notwithstanding the foregoing, if such proposed offering is an underwritten offering and the managing underwriter or underwriters of the offering advises the Company that the total amount of Registrable Shares which the Investor, the Company and any Other Holders intended to be included in such proposed public offering is sufficiently large to adversely affect the success of such proposed public offering, then the amount of securities to be offered for the account of the Investor and the Other Holders shall be reduced pro rata, based upon the aggregate number of securities to be offered for the accounts of the Investor and all Other Holders (except the Company) intended to be included in such offering, to the extent necessary to reduce the total amount of securities to be included in such proposed public offering to the amount recommended by such managing underwriter or underwriters before the securities offered by the Company are so reduced. Anything to the contrary in this Agreement notwithstanding, the Company may withdraw or postpone any Company Registration Statement referred to in this Section 6.3 at any time before it becomes effective or withdraw, postpone or terminate the offering after it becomes effective without any liability or obligation to the Investor. The obligations of the Company under this Section 6.3 shall terminate with respect to the Investor: (1) on the date that a Registration Statement filed by the Company in accordance with Section 6.1 is declared effective or (2) on the date on which the Investor can sell all of its remaining Registrable Shares in any three (3) month period pursuant to Rule 144 as promulgated under the Securities Act without the need for any registration or qualification.

     6.4 Transfer of Shares; Suspension.

     (a) The Investor agrees that it will not effect any Disposition of the Securities or its right to purchase the Registrable Shares that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement referred to in Section 6.1, any Company Registration Statement referred to in 6.3 or in accordance with the Securities Act, and that it will promptly notify the Company of any changes in the information set forth in such registration statement regarding the Investor or its plan of distribution.

     (b) Except in the event that paragraph (c) below applies, the Company shall, at all times during the Registration Period, promptly (i) prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor copies of any documents filed pursuant to
Section 6.3(b)(i); and (iii) inform the Investor that the Company has complied with its obligations in Section 6.3(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its commercially reasonable efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to Section 6.3(b)(iii) hereof when the amendment has become effective).

     (c) Subject to paragraph (d) below, in the event of (i) any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, then the Company shall deliver a notice in writing to the Investor (the "Suspension Notice") to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Registrable Shares pursuant to the Registration Statement (a "Suspension") until the Investor's receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used. In the event of any Suspension, the Company will use its commercially reasonable efforts, consistent with the best interests of the Company and its shareholders, to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after the delivery of a Suspension Notice to the Investor.

     (d) Notwithstanding the foregoing paragraphs of this Section 6.4, the Investor shall not be prohibited from selling Registrable Shares under the Registration Statement as a result of Suspensions on more than two occasions of not more than 45 days each in any twelve-month period.

     (e) In the event of a sale of Registrable Shares by the Investor under the Registration Statement, the Investor must also deliver to the Company's transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit F, so that the Registrable Shares may be properly transferred.

     6.5 Indemnification. For the purpose of this Section 6.5, the term "Registration Statement" shall include any preliminary or final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 6.1 or any Company Registration Statement referred to in Section 6.3 and the term "Rules and Regulations" means the rules and regulations promulgated under the Securities Act.

     (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless the Investor and each person, if any, who controls the Investor within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Investor or such controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434 of the Rules and Regulations, or the Prospectus, in the form first filed with the SEC pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the "Prospectus"), or any amendment or supplement thereto (ii) the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, or (iii) any inaccuracy in the representations and warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations under this Agreement, and will reimburse the Investor and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by the Investor or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement of the Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investor expressly for use in the Registration Statement or the Prospectus, or (ii) the failure of the Investor to comply with the covenants and agreements contained in Sections 4.5 or 6.4 of this Agreement respecting resale of Securities, or (iii) the inaccuracy of any representations made by the Investor in this Agreement or (iv) any untrue statement or omission of a material fact in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Investor before the pertinent sale or sales by the Investor.

     (b) Indemnification by the Investor. The Investor will indemnify and hold harmless the Company, each of its directors, each of its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who sign the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure on the part of the Investor to comply with the covenants and agreements contained in Sections 4.5 or 6.4 of this Agreement respecting the sale of the Registrable Shares or (ii) the inaccuracy of any representation or warranty made by the Investor in this Agreement or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement to the Registration Statement or Prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investor expressly for use therein; provided, however, that the Investor shall not be liable for any such untrue or alleged untrue statement or omission or alleged omission of which the Investor has delivered to the Company in writing a correction at least five business days before the occurrence of the transaction from which such loss was incurred, and the Investor will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action for which such person is entitled to be indemnified in accordance with this Section 6.5(b). Notwithstanding anything to the contrary contained herein, the Investors shall be liable under this Section 6.5(b) for only that amount as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Shares pursuant to the Registration Statement.

     (c) Indemnification Procedure.

     (i) Promptly after receipt by an indemnified party under this Section 6.5 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 6.5, promptly notify the indemnifying party in writing of the claim; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 6.5 or to the extent it is not prejudiced as a result of such failure.

     (ii) In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action, the indemnifying party will not be liable to such indemnified party under this Section 6.5 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless:

     (1) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party representing all of the indemnified parties who are parties to such action), or

     (2) the indemnifying party shall not have counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. Notwithstanding the provisions of this Section 6.5, the Investor shall not be liable for any indemnification obligation under this Agreement in excess of the amount of net proceeds received by the Investor from the sale of the Registrable Shares, unless such obligation has resulted from the gross negligence or willful misconduct of the Investor.

     (d) Contribution. If a claim for indemnification under this Section 6.5 is unavailable to an indemnified party (by reason of public policy or otherwise), then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to in this Agreement, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions, statements or omissions that resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any losses, claims, damages, liabilities or expenses shall be deemed to include, subject to the limitations set forth in this Section 6.5, any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.5 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6.5, no Investor shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds from the sale of Registrable Shares by the Investor exceeds the amount of any damages that the Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No party to this Agreement guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any other party to this Agreement who was not guilty of such fraudulent misrepresentation.

     6.6 Termination of Conditions and Obligations. The restrictions imposed by
Article 4 or Article 6 upon the transferability of the Registrable Shares shall cease and terminate as to any particular number of the Registrable Shares upon the passage of two years from the Closing Date or at such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

     6.7 Rule 144. For a period of two years following the Closing Date (provided, however, that with respect to Registrable Shares that are Warrant Shares, the foregoing period shall be two years following the date the related Warrant was exercised), the Company agrees with each holder of Registrable Shares to:

     (a) comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company; and

     (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time it is subject to such reporting requirements).

     6.8 Grant of Subsequent Registration Rights. From and after the Closing Date, the Company shall not, without the prior written consent of the holders of a majority of the Registrable Shares held by the Investor and all Other Investors, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder the right to include any securities of the Company held by such holder under the Registration Statement required under Section 6.1; provided that, the Company may grant registration rights to include in the Registration Statement the shares of Common Stock underlying the warrants to be issued to the Placement Agent in connection with the Offering.

     ARTICLE VII

     7.1 Notices. Except as specifically permitted by Section 6.1(g), all notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given
(i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, and (iv) if delivered by facsimile, upon electric confirmation of receipt, and shall be delivered as addressed as follows:

                  if to the Company or the Selling Shareholder, to:

                                    Mr. Neil M. Leibman
                                    Chairman, CEO and President
                                    Gexa Corp.
                                    20 Greenway Plaza Suite 600
                                    Houston, Texas  77046
                                    Facsimile: (713) 961-7997

                  with a copy to:

                                    Mr. Robert G. Reedy
                                    Porter & Hedges, L.L.P.
                                    700 Louisiana
                                    35th Floor
                                    Houston, Texas  77002
                                    Facsimile: (713) 226-0274

if to an Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the other parties hereto in writing.

     7.2 Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Sellers and the Investor.

     7.3 Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

     7.4 Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     7.5 Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company, the Selling Shareholder and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Units being purchased and the payment therefor.

     7.6 Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Texas, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction.

     7.7 Entire Agreement. This Agreement and the Warrant and the documents referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Warrants supersede all prior agreements and understandings.

     7.8 Finders Fees. Neither the Sellers nor the Investor nor any affiliate thereof has incurred any obligation which will result in the obligation of the other party to pay any finder's fee or commission in connection with this transaction, except for fees payable by the Sellers to the Placement Agent.

     7.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party.

     7.10 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, heirs, executors and administrators and permitted assigns of the parties hereto. With respect to transfers that are not made pursuant to the Registration Statement, but are otherwise made in accordance with all applicable laws and the terms of this Agreement, the rights and obligations of the Investor under this Agreement shall be automatically assigned by the Investor to any transferee of all or any portion of the Investor's Securities who is a Permitted Transferee (as defined below); provided, however, that within two business days prior to the transfer, (i) the Company is provided written notice of the transfer including the name and address of the transferee and the number of Securities transferred; and (ii) that such transferee agrees in writing to be bound by the terms of this Agreement as if such transferee was the Investor. For purposes of this Agreement, a "Permitted Transferee" shall mean any Person who (a) is an "accredited investor," as that term is defined in Rule 501(a) of Regulation D under the Securities Act and (b) is a transferee of at least 50,000 Common Shares, Warrants and/or Warrant Shares. Upon any transfer permitted by this
Section 7.10, the Company shall be obligated to such transferee to perform all of its covenants under this Agreement as if such transferee was the Investor.

     7.11 Expenses. Each party hereto shall bear its own expenses in connection with the preparation and negotiation of the Agreement.

     7.12 Exculpation. Each party to this Agreement acknowledges that Jenkens & Gilchrist, P.C. represented Oppenheimer & Co. Inc. in the Offering contemplated by this Agreement and has not represented either the Sellers or the Investor or any other investor who purchases Units in the Offering pursuant to a Securities Purchase Agreement in substantially the form hereof.

     IN WITNESS WHEREOF, the parties have caused this Securities Purchase Agreement to be duly executed as of the date first written above.



                                 GEXA CORP.



                                 By:______________________________
                                      Neil M. Leibman
                                      Chairman, CEO and President




                                 SELLING SHAREHOLDER



                                 ________________________________
                                 Neil M. Leibman
























                   [Signatures of Investors on Following Page]

                        "INVESTOR"


                        _______________________________________________
                                 (print full legal name of Investor)

                        By: ______________________________________________
                                  (signature of authorized representative)

                        Name:______________________________________________

                        Its:_______________________________________________


                        Address:___________________________________________

                        Telephone:_________________________________________

                        Fax:_______________________________________________

                        Email:_____________________________________________

                        Tax I.D. or SSN:___________________________________

                        Address where Units should be sent (if different from above)
                        ___________________________________________________
                        ___________________________________________________
                        ___________________________________________________













                [signature page to Securities Purchase Agreement]

                                   Schedule A

                                 Units Purchased

TOTAL NUMBER OF UNITS:  ____________

   Seller              Shares of Common Stock          Common Stock Warrants
   Gexa Corp.                 _________                      _________
   Neil M. Leibman            _________                        None

Aggregate Purchase Price:  $____________

                                   Schedule B

                           Company Disclosure Schedule



Section 2.1       Subsidiaries; Organization

         The Company has the following subsidiaries:

         Gexa Energy, LLC, a Texas limited liability company
         Gexa Energy, LLC, a New Jersey limited liability company
         Gexa-Cirro, LLC

Section 2.4       Reporting Status

     The Form 10-K, as filed on May 18, 2004, and the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2004, as filed on May 21, 2004 were not filed by the Company in the time periods required by the Exchange Act.

Section 2.5       Capitalization

     The Company has negotiated an agreement in principle to settle a lawsuit with Capello Capital Corp ("Capello"). Among other things, the settlement requires the Company to issue to Capello warrants to purchase 400,000 shares of Common Stock at an exercise price of $4.50. As of the date hereof, no formal settlement has been signed and the Company has not yet issued the warrant to Capello.

     At the Closing, the Company is entering into side letter agreements with two of the institutional investors providing such investors access to certain on-going daily and monthly reporting currently provided by the Company to its senior lender, as well as certain other information (subject to confidentiality and trading restrictions applicable to such institutional investors).

                                    Exhibit A

                                 FORM OF WARRANT

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR OTHERWISE DISPOSED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN APPLICABLE EXEMPTION THEREFROM.

GEXA CORP.

WARRANT TO PURCHASE 105,000 SHARES OF COMMON STOCK



Warrant No.:__________

Date of Issuance:  November 23, 2004

     Gexa Corp., a Texas corporation (the "Company"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ZLP Master Opportunity Fund, Ltd., the registered holder hereof or its permitted assigns, is entitled, subject to the terms and conditions of this Warrant and of that certain Securities Purchase Agreement, dated November 23, 2004 by and between the Company, the Selling Shareholder (as defined therein) and the holder (as such agreement may be amended, supplemented and modified from time to time, the "Purchase Agreement"), to purchase from the Company, upon surrender of this Warrant (as defined below) at its principal office at 20 Greenway Plaza, Suite 600, Houston, Texas 77046 (or such other location as the Company may advise the holder hereof in writing), at any time or times not before 9:00 a.m., Central Standard Time, on the Commencement Date (as defined below) and not after 5:00 p.m., Central Standard Time, on the Expiration Date (as defined below) (the "Exercise Period"), 105,000 fully paid nonassessable shares of Common Stock (as defined below) of the Company at the Exercise Price per share provided in Section 1(d) of this Warrant, such Exercise Price and such number of shares of Common Stock to be delivered upon exercise of this Warrant being subject to adjustment as provided in Section 8 of this Warrant. Capitalized terms used herein but not defined shall have the same meanings assigned to them in the Purchase Agreement.

Section 1. Definitions. The following terms as used in this Warrant shall have the following meanings:

     "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in the City of Houston, Texas are required by law to remain closed.

     "Commencement Date" means May 24, 2005 or, if such date does not fall on a Business Day, then the next Business Day.

     "Common Stock" means (i) the common stock, par value $0.01 per share, of the Company, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

     "Exercise Delivery Documents" shall have the meaning specified in Section 2(e) hereof.

     "Exercise Price" shall be equal to $5.59, subject to further adjustment as hereinafter provided.

     "Expiration Date" means November 23, 2009 or, if such date does not fall on a Business Day, then the next Business Day.

     "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or association and a government or any department or agency thereof.

     "Principal Market" means the Nasdaq National Market, the Nasdaq SmallCap Market or the American Stock Exchange, or if the Common Stock is not traded on the Nasdaq National Market, the Nasdaq SmallCap Market or the American Stock Exchange, then the principal securities exchange or trading market for the Common Stock.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "Trading Day" shall mean (x) a day on which the Principal Market is open for business or (y) if the applicable security is not so listed on a Principal Market or admitted for trading or quotation, a Business Day.

     "Trading Price" of a security on any date of determination means:

     (1) the closing sales price as reported by the Principal Market on such date;

     (2) if such security is not listed for trading on the Principal Market on any such date, the closing sales price as reported in the composite transactions for the principal U.S. securities exchange on which such security is so listed;

     (3) if such security is not listed on a U.S. national or regional securities exchange, the last price quoted by Interactive Data Corporation for such security on such date or, if Interactive Data Corporation is not quoting such price, a similar quotation service selected by the Company;

     (4) if such security is not so quoted, the average of the mid-point of the last bid and ask prices for such security on such date from at least two dealers recognized as market-makers for such security selected by the Company for this purpose; or

     (5) if such security is not so quoted, the average of that last bid and ask prices for such security on such date from a dealer engaged in the trading of securities selected by the Company for this purpose.

     "Transfer Agent" has the meaning specified in Section 2(a) hereof.

     "Warrant" means this Warrant and the other warrants to purchase shares of Common Stock issued pursuant to the Purchase Agreement and all warrants issued in exchange, transfer or replacement thereof.

     "Warrant Date" has the meaning specified in Section 3 hereof.

     "Warrant Delivery Date" has the meaning specified in Section 2(b) hereof.

     "Warrant Share Delivery Date" has the meaning specified in Section 2(a) hereof.

     "Warrant Shares" means all shares of Common Stock issuable upon exercise of this Warrant.

     The definition of certain other terms are specified in Section 8 hereof.

Section 2.        Exercise of Warrant.

     (a) Subject to the terms and conditions hereof, including, without limitation, Section 2(c), this Warrant may be exercised by the holder hereof then registered as such on the books of the Company, in whole or in part, at any time on any Business Day during the Exercise Period by: (i) delivery of a written notice, in the form of the subscription notice attached as Exhibit A hereto or a reasonable facsimile thereof (the "Exercise Notice"), to the Company and the Company's designated transfer agent (the "Transfer Agent"), of such holder's election to exercise all or a portion of this Warrant; (ii) the surrender of this Warrant to the Company; and (iii) the payment of the aggregate Exercise Price to the Company by wire transfer or by certified bank check payable to the order of the Company in United States dollars (the items to be delivered pursuant to clauses (i), (ii) and (iii) above collectively are referred to herein as the "Exercise Delivery Documents"); provided, however, that if such Warrant Shares are to be issued in any name other than that of the registered holder of this Warrant, such issuance shall be deemed a transfer and the provisions of Section 7 of this Warrant shall be applicable. In the event of any exercise of the rights represented by this Warrant in compliance with this
Section 2(a) and Section 2(c), the Company shall, within 3 Business Days after receipt of the Exercise Delivery Documents, issue and deliver to the address specified in the Exercise Notice, a certificate or certificates in such denominations as may be requested by the holder in the Exercise Notice, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled upon such exercise. Upon delivery of the Exercise Delivery Documents, the holder of this Warrant shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery the certificates evidencing such Warrant Shares.

     (b) Unless the rights represented by this Warrant shall not have taken effect, shall have expired or shall have been fully exercised, the Company shall, within 5 Business Days after receipt of the Exercise Delivery Documents, and at its own expense, issue a new Warrant identical in all respects to this Warrant exercised except it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised.

     (c) Notwithstanding anything contained in this Warrant to the contrary, this Warrant cannot be exercised, either in whole or in part, except by a holder who, at the time of exercise, is an "accredited investor," as such term is defined in Rule 501(a) of Regulation D under the Securities Act.

     (d) Notwithstanding anything contained in this Warrant to the contrary, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of this Warrant or to distribute certificates evidencing such fractional shares. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full shares of Common Stock shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of shares of Common Stock purchasable on exercise of all Warrants so presented. In lieu of any fractional shares, there shall be paid to the holder an amount of cash equal to the same fraction of the current market value of a share of Common Stock. For purposes of this Section 2(d), the current market value of a share of Common Stock shall be the Trading Price of a share of Common Stock for the Trading Day immediately prior to the date of such exercise.

Section 3. Date; Duration. The issue date of this Warrant is November 23,
2004 (the "Warrant Date"). This Warrant, in all events, shall be wholly void and of no effect at 5:00 pm Central Standard Time on the Expiration Date.

Section 4.        Taxes.

     (a) The Company shall pay any and all documentary, stamp, transfer and other similar taxes that may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

     (b) Notwithstanding any other provision of this Warrant, for income tax purposes, the holder or any assignee or transferee shall agree that the Company and the Transfer Agent shall be permitted to withhold from any amounts payable to such assignee or transferee any taxes required by law to be withheld from such amounts. Unless exempt from the obligation to do so, each assignee or transferee shall execute and deliver to the Company or the Transfer Agent, as applicable, a properly completed Form W-8 or W-9, indicating that such assignee or transferee is not subject to back-up withholding for United States federal income tax purposes. Each assignee or transferee that does not deliver such a form pursuant to the preceding sentence shall have the burden of proving to the Company's reasonable satisfaction that it is exempt from such requirement.

     (c) The issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder of this Warrant for any issue tax in respect thereof; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder hereof, and the Company shall not be required to issue or deliver such certificates or other securities unless and until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

Section 5. Warrant Holder Not Deemed a Shareholder. Except as otherwise specifically provided herein, prior to the exercise of this Warrant represented hereby, the holder of this Warrant shall not be entitled, as such, to any rights of a shareholder of the Company, including, without limitation, the right to vote or to consent to any action of the shareholders of the Company, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of shareholders of the Company, and shall not be entitled to receive any notice of any proceedings of the Company. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on such holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

Section 6.        Compliance with Securities Laws.

     (a) The holder of this Warrant, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and the Warrant Shares issuable upon exercise of this Warrant for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the holder does not agree to hold this Warrant or any of the Warrant Shares for any minimum or other specific term and reserves the right to dispose of this Warrant and Warrant Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The holder of this Warrant further represents, by acceptance hereof, that, as of this date, such holder is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act and was not organized for the specific purpose of acquiring this Warrant or the Warrant Shares.

     (b) The holder of this Warrant understands that, until the end of the holding period under Rule 144(k) of the Securities Act (or any successor provision) this Warrant (and all securities issued in exchange therefor or in substitution thereof, other than Warrant Shares, which shall bear the legend set forth in Section 6(c) of this Warrant, if applicable) shall bear a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR OTHERWISE DISPOSED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION THEREFROM.

     The legend set forth above shall be removed and the Company shall issue a new certificate evidencing a new Warrant of like tenor and aggregate number of shares and which shall not bear the restrictive legends required by this Section 6(b): (i) if, in connection with a sale transaction, such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale, assignment, pledge or transfer of this Warrant, as appropriate, may be made without registration under the Securities Act, or (ii) upon expiration of the two?year holding period under Rule 144(k) of the Securities Act (or any successor rule); provided that the Investor is not and has not been within three (3) months prior to such date, an "affiliate" of the Company (as such term is defined in Rule 144 of the Securities Act). The Company shall not require such opinion of counsel for the sale of this Warrant in accordance with Rule 144 of the Securities Act in the event that the holder provides such representations that the Company shall reasonably request confirming compliance with the requirements of Rule 144.

     (c) The holder of this Warrant understands that, until the end of the applicable holding period under Rule 144(k) of the Securities Act (or any successor provision) with respect to the Warrant Shares, any certificate representing the Warrant Shares shall bear a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR OTHERWISE DISPOSED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION THEREFROM.

     The legend set forth above shall be removed and the Company shall issue the Warrant Shares without such legend to the holder of the Warrant Shares upon which it is stamped, (i) if the Warrant Shares have been resold or transferred pursuant to a registration statement that was effective at the time of such transfer, (ii) if, in connection with a sale transaction, such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale, assignment, pledge or transfer of the Warrant Shares may be made without registration under the Securities Act, or (iii) upon expiration of the applicable two?year holding period under Rule 144(k) of the Securities Act (or any successor rule); provided that the holder of the Warrant Shares is not and has not been within three (3) months prior to such date, an "affiliate" of the Company (as such term is defined in Rule 144 of the Securities Act). The Company shall not require such opinion of counsel for the sale of the Warrant Shares in accordance with Rule 144 of the Securities Act, provided that the holder provides such representations that the Company shall reasonably request confirming compliance with the requirements of Rule 144. Whenever a certificate representing the Warrant Shares is required to be issued to a the holder without a legend, in lieu of delivering physical certificates representing the Warrant Shares, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, the Company shall use its reasonable best efforts to cause its transfer agent to electronically transmit the Warrant Shares to the holder by crediting the account of the holder's Prime Broker with DTC through its Deposit Withdrawal Agent Commission system (to the extent not inconsistent with any provisions of this Warrant or the Purchase Agreement).

Section 7.        Ownership and Transfer.

     (a) The Company shall maintain at its principal executive offices or such other office or agency of the Company as it may designate by notice to the holder hereof (a "Designated Office"), a register for this Warrant (the "Warrant Register"), in which the Company shall record the name and address of the person in whose name this Warrant has been issued. Upon the transfer of this Warrant in accordance with the provisions of clause (b) below, the Company shall record the name and address of such new holder(s) as well as the name and address of each transferee. The Company may treat the person in whose name this Warrant is registered on the Warrant Register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any transfers made in accordance with the terms of this Warrant.

     (b) The holder of the Warrants agrees that it will not (i) transfer the Warrant prior to delivery to the Company of the opinion of counsel referred to in, and to the effect described in, Section 7(c) hereof, or until registration hereof under the Securities Act and any applicable state securities or blue sky laws has become effective, or (ii) transfer the Warrant Shares prior to delivery to the Company of the opinion of counsel referred to in, and to the effect described in, Section 7(c) hereof, or until registration of such Warrant Shares under the Securities Act and any applicable state securities or blue sky laws has become effective.

     (c) Except as otherwise expressly provided herein, by its acceptance hereof the holder of the Warrant agrees that, prior to any transfer of the Warrant or any transfer of the Warrant Shares, such holder will deliver to the Company a statement setting forth the intention of such holder's prospective transferee with respect to its retention or disposition of the Warrant or of such Warrant Shares (whichever is involved in such transfer), in either such case together with a signed copy of the opinion of such holder's counsel, concurred in by counsel to the Company, to the effect that the proposed transfer of the Warrant or the proposed transfer of the Warrant Shares may be effected without registration under the Securities Act and any applicable state securities or blue sky laws. The holder of the Warrant shall then be entitled to transfer the Warrant or to transfer such Warrant Shares in accordance with the statement of intention delivered by such holder to the Company.

     (d) Notwithstanding any provisions contained in this Warrant to the contrary, this Warrant may be transferred, in whole or in part, by the holder hereof without regard to the requirements and conditions set forth in Sections 7(b) and 7(c) above if any such transfer is made to any entity that is wholly-owned by such holder.

Section 8. Adjustment of Exercise Price and Number of Shares Issuable Upon Exercise Upon Certain Corporate Events.

     The Exercise Price and the number of Warrant Shares issuable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 8.

     (a) In case the Company shall hereafter pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock, the Exercise Price in effect at the opening of business on the date following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the number of shares of Common Stock outstanding at the close of business on the record date of this Warrant fixed for such determination and (ii) the denominator shall be the sum of such number of shares of Common Stock referred to in (i) above plus the total number of shares constituting such dividend or other distribution. Such reduction in the Exercise Price shall become effective immediately after the opening of business on the day following the record date. If any dividend or distribution of the type described in this Section 8(a) of this Warrant is declared but not so paid or made, the Exercise Price shall again be adjusted to the Exercise Price that otherwise then be in effect if such dividend or distribution had not been declared.

     (b) In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as applicable, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

     (c) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of capital stock of the Company or evidences of its indebtedness or other property (including cash or assets or securities, but excluding (i) dividends or distributions to which Section 8(a) applies, (ii) any dividend or distribution paid exclusively in cash, or (iii) any consideration distributed in connection with reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance to which Section 9 of this Warrant applies (the foregoing hereinafter in this Section 8(c) called the "Distributed Assets")), the Exercise Price shall be reduced so that the same shall be equal to the price determined by multiplying the Exercise Price in effect immediately prior to the close of business on the Record Date with respect to such distribution by a fraction of which (i) the numerator shall be the Current Market Price (as defined in Section 8(d) of this Warrant) on such date less the fair market value (as determined in good faith by the Company's Board of Directors, whose determination shall be conclusive and set forth in a board resolution) on such date of the portion of the Distributed Assets so distributed applicable to one share of Common Stock (determined on the basis of the number of shares of Common Stock outstanding on the Record Date (as defined in Section 8(d) of this Warrant)), and (ii) the denominator shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day following the Record Date.

     Such reduction in the Exercise Price shall become effective immediately prior to the opening of business on the day following the Record Date. However, in the event the then fair market value (as so determined) of the portion of the Distributed Assets so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that the holder of this Warrant shall have the right to receive upon exercise of this Warrant (or any portion thereof) the amount of Distributed Assets such holder would have received had such holder converted this Warrant (or portion thereof) immediately prior to such Record Date. In the event that such dividend or distribution is not so paid or made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such dividend or distribution had not been declared.

     If the Company's Board of Directors determines the fair market value of any distribution for purposes of this Section 8(c) by reference to the actual trading market for any securities comprising all or part of such distribution, it must in doing so consider the prices in such market over the same period (the "Reference Period") used in computing the Current Market Price pursuant to
Section 8(d) of this Warrant to the extent possible, unless a majority of the independent members of the Company's Board of Directors determines in good faith that determining the fair market value during the Reference Period would not be in the best interest of the holders.

     With respect to any rights that may be issued or distributed pursuant to any rights plan that the Company implements after the earliest date of issuance of this Warrant or any predecessor Warrant (a "Rights Plan"), upon exercise of this Warrant into Common Stock, to the extent such Rights Plan is in effect upon such exercise, the holder of this Warrant will receive, in addition to the Common Stock, the rights described therein (whether or not the rights have separated from the Common Stock prior to the time of exercise), subject to the limitations set forth in any such Rights Plan. In the event the holder receives such rights, there will be no adjustment to the Exercise Price or the number of shares issuable upon exercise of this Warrant pursuant to this Section 8(c). In the event the holder does not receive such rights upon exercise of this Warrant for any reason, then an adjustment shall be made to the Exercise Price to the extent provided for in the other provisions of this Section 8(c).

     For purposes of this Section 8(c) and Section 8(a) of this Warrant, any dividend or distribution to which this Section 8(c) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock to which Section 8(a) of this Warrant apply (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets, shares of capital stock, rights or warrants immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Exercise Price reduction required by Section 8(a) of this Warrant with respect to such dividend or distribution shall then be made, except (A) the Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of shareholders entitled to receive such dividend or other distribution," "Record Date fixed for such determination" and "Record Date" within the meaning of
Section 8(a) of this Warrant, and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 8(a) of this Warrant and any reduction or increase in the number of shares of Common Stock resulting from such subdivision or combination shall be disregarded in connection with such dividend or distribution.

     (d) For purposes of this Section 8, the following terms shall have the meaning indicated:

     (1) "Current Market Price" shall mean the closing price per share of Common Stock on the date immediately prior to the date in question.

     (2) "Record Date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of shareholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

     (e) The Company may make such reductions in the Exercise Price, in addition to those required by Sections 8(a) or (b) of this Warrant, as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

     (f) No adjustment in the Exercise Price shall be required under this
Section 8 unless such adjustment would require an increase or decrease of at least 1% in the Exercise Price; provided, however, that any adjustments which by reason of this Section 8(f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
Section 8 shall be made by the Company and shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be. No adjustment need be made for a change in the no par value of the Common Stock.

     (g) Notice to Holders of Warrants Prior to Certain Actions. In case:

     (1) the Company shall declare a dividend (or any other distribution) on its Common Stock that would require an adjustment in the Exercise Price pursuant to this Section 8;

     (2) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, a change in par value, a change from par value to no par value or a change from no par value to par value), or any merger, consolidation, statutory share exchange or combination to which the Company is a party and for which approval of any shareholders of the Company is required, or the sale, transfer or conveyance of all or substantially all of the assets of the Company; or

     (3) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, the Company shall cause to be provided to the holder of this Warrant at such address appearing in the Warrant Register at least ten (10) days prior to the applicable record or effective date hereinafter specified, a notice stating
(x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of shares of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, merger, consolidation, statutory share exchange, combination, sale, transfer, conveyance, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, merger, consolidation, statutory share exchange, combination, sale, transfer, dissolution, liquidation or winding-up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of the proceedings or actions described in clauses (1) through (3) of this Section 8(g). In addition, whenever the Exercise Price is adjusted as provided in this Section 8, the Company shall prepare a notice of such adjustment of the Exercise Price setting forth the adjusted Exercise Price and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Exercise Price to the holder of this Warrant at his last address in the Warrant Register within twenty (20) days of the effective date of such adjustment. Failure to deliver such notice nor any defect therein shall not effect the legality or validity of any such adjustment.

     (h) In any case in which this Section 8 provides that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (i) issuing to the holder of this Warrant exercised after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such exercise by reason of the adjustment required by such event over and above the Common Stock issuable upon such exercise before giving effect to such adjustment and (ii) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 2(d) of this Warrant.

     (i) Upon each adjustment of the Exercise Price pursuant to this Section 8, this Warrant shall thereupon evidence the right to purchase that number of Warrant Shares (calculated to the nearest hundredth of a share) obtained by multiplying the number of Warrant Shares purchasable immediately prior to such adjustment upon exercise of this Warrant by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price in effect immediately after such adjustment. The adjustment pursuant to this Section 8(i) to the number of Warrant Shares purchasable upon exercise of this Warrant shall be made each time an adjustment of the Exercise Price is made pursuant to this Section 8 (or would be made but for Section 8 of this Warrant).

Section 9. Effect of Reclassification, Consolidation, Merger or Sale. If any of the following events occur, namely (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), as a result of which holders of Common Stock shall be entitled to receive capital stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock,
(ii) any consolidation, merger, statutory share exchange or combination of the Company with another Person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock (other than as a result of a change in name, a change in par value or a change in the jurisdiction of incorporation), (iii) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other Person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Company or the successor or purchasing person, as the case may be, shall issue a replacement Warrant providing that this Warrant shall be exercisable for the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, statutory share exchange, sale or conveyance by a holder of a number of shares of Common Stock issuable upon exercise of such Warrants (assuming, for such purposes, a sufficient number of authorized shares of Common Stock available for issuance upon exercise of all such Warrants) immediately prior to such reclassification, change, consolidation, merger, combination, statutory share exchange, sale or conveyance assuming such holder of Common Stock did not exercise his rights of election, if any, that holders of Common Stock who were entitled to vote or consent to such transaction had as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger, combination, statutory share exchange, sale or conveyance (provided that, if the kind or amount of securities, cash or other property receivable upon such consolidation, merger, combination, statutory share exchange, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purposes of this Section 9 the kind and amount of securities, cash or other property receivable upon such consolidation, merger, combination, statutory share exchange, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such replacement Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 8 of this Warrant. If, in the case of any such reclassification, change, consolidation, merger, combination, statutory share exchange, sale or conveyance, the stock or other securities and assets receivable thereupon by a holder of shares of Common Stock shall include shares of stock or other securities and assets of a corporation other than the successor or purchasing person, as the case may be, in such reclassification, change, consolidate, merger, combination, statutory share exchange, sale or conveyance, then such replacement Warrant shall also be executed by such other person and shall contain such additional provisions to protect the interests of the holder of the Warrants as the Company's Board of Directors shall reasonably consider necessary by reason of the foregoing. The Exercise Price for the stock and other securities, property and assets (including cash) so receivable upon such event shall be an amount equal to the Exercise Price immediately prior to such event.

     The Company shall mail such replacement Warrant to the holder of this Warrant, at such holder's address appearing in the Warrant Register within twenty (20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such replacement Warrant.

     The above provisions of this Section 9 shall similarly apply to successive or series of related reclassifications, changes, consolidations, mergers, statutory shares exchanges, combinations, sales and conveyances.

     If this Section 9 applies to any event or occurrence, Section 8 of this Warrant shall not apply, provided that such other provisions shall continue to apply to all other issuances.

Section 10. Lost, Stolen, Mutilated or Destroyed Warrants. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall promptly, on receipt of an indemnification undertaking or other form of security reasonably acceptable to the Company (or in the case of a mutilated Warrant, the Warrant), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

Section 11. Notice. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, and (iv) if delivered by facsimile, upon electric confirmation of receipt, and shall be delivered as addressed as follows:

         If to the Company:

         Mr. Neil Leibman
         Chairman, CEO and President
         Gexa Corp.
         20 Greenway Plaza, Suite 600
         Houston, Texas 77046
         Facsimile: (713) 961-7997

         with a copy to:

         Robert G. Reedy
         Porter & Hedges, L.L.P.
         700 Louisiana, 35th Flr.
         Houston, Texas 77002
         Facsimile: (713) 226-0274

         If to the Transfer Agent:

         Corporate Stock Transfer, Inc.
         3200 Cherry Creek Drive South
         Suite 430
         Denver, Colorado 80209
         Facsimile: (303) 282-5800

If to a holder of this Warrant, to it at the address and facsimile number set forth on the signature page to the Purchase Agreement or at such other address and facsimile as shall be delivered to the Company upon the issuance or transfer of this Warrant.

Section 12. Amendments. This Warrant and any term hereof may be amended, changed, waived, discharged, or terminated only by an instrument in writing signed by the Company and the holders of this Warrant. Such amendment, change, waiver, discharge or termination shall be binding on the Company and all of the Warrant holder's assignees and transferees. No waivers of any term, condition or provision of this Warrant in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such term, condition or provision.

Section 13. Obligations Binding on Successors. This Warrant will be binding upon any entity succeeding to the Company in one or a series of transactions by merger, consolidation or acquisition of all or substantially all of the Company's assets or other similar transactions.

Section 14. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Texas.

Section 15. Descriptive Headings. The headings of this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of day and year first above written.

GEXA CORP.

                                    Exhibit B

                     ESCROW AGENT WIRE TRANSFER INSTRUCTIONS

                                    Exhibit C

                    FORM OF OPINION OF COUNSEL TO THE COMPANY

     Capitalized terms not defined herein shall have the meaning given them in the Agreement.

1. The Company is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

2. The Company has all requisite power and authority to execute, deliver, and perform its obligations under the Agreement. The execution and delivery of the Agreement by the Company and the performance of each of its obligations thereunder have been duly and validly authorized by all necessary corporate action and no further consent or authorization of the Company, its Board of Directors or its shareholders is required.

3. Neither the execution, delivery or performance of the Agreement by the Company nor the consummation of the transactions contemplated thereby will
     (i) conflict with or violate the Company's Articles of Incorporation or Bylaws, (ii) conflict with or violate any law applicable to the Company, or by which any property or asset of any of the Company is bound or affected or (iii) result in a default under the terms of any agreement to which the Company is a party and which the Company has attached as an exhibit to its reports filed with the SEC under the Exchange Act.

4. No approvals or authorizations by, or filings or qualifications with, any governmental authority or body are required in connection with the execution and delivery of the Agreement or any other agreements or documents executed and delivered pursuant thereto by the Company, except such as have been duly obtained or made.

5. The shares of Common Stock issued by the Company under the Agreement and the shares of Common Stock to be issued upon exercise of the Warrants issued under the Agreement shall, when issued pursuant to the terms and conditions specified in the Agreement, be duly authorized, validly issued, fully paid and non-assessable shares of Common Stock. The Warrants shall, when issued pursuant to the terms and conditions specified in the Agreement, be duly authorized, validly issued and non-assessable Warrants of the Company and the Common Stock to be issued upon exercise of the Warrants has been duly reserved for issuance by the Company.

6. The Agreement and the Warrant have been duly executed and delivered by the Company and each constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally and other general principles of equity and subject to other standard exceptions and qualifications. The shares of Common Stock issued by the Company under the Agreement and the shares of Common Stock to be issued upon exercise of the Warrants issued under the Agreement are not subject to any preemptive rights under the Company's Articles of Incorporation or Bylaws.

7. To our knowledge, there is no action, suit, claim, investigation or proceeding pending or threatened against the Company which questions the validity of the Agreement or the transactions contemplated thereby or any action taken or to be taken pursuant thereto.

8. Subject to the accuracy of the representations and warranties of the parties to this Agreement and each of the Other Investors in the Offering and assuming that there has been no general solicitation or advertising of the shares of Common Stock or Warrants to be sold under the Agreement, the offer and sale of the shares of Common Stock and the Warrants in conformity with the terms of the Agreement are exempt from the registration requirements of Section 5 of the Securities Act.

                                    Exhibit D

                      REGISTRATION STATEMENT QUESTIONNAIRE


     In connection with the preparation of the Registration Statement, please provide us with the following information:

1. For use in the "Selling Shareholder" section of the Registration Statement, please state your or your organization's name exactly as it should appear in the Registration Statement (the "Holder"):

     ________________________________________________________________________


2. Please provide the type and amount of securities of the Company that the Holder will own immediately after Closing, including those securities purchased by the Holder pursuant to the Securities Purchase Agreement and those Securities purchased by the Holder through other transactions:

     Securities purchased pursuant to the Securities Purchase Agreement: _______

         ______________________________________________________________________

         Other securities beneficially owned through other transactions:________

         _______________________________________________________________________

3. Has the Holder had any position, office or other material relationship within the past three years with the Company or its affiliates?

                  _____ Yes         _____ No



         If yes, please indicate the nature of any such relationships below:

         _________________________________________________________
         _________________________________________________________
         _________________________________________________________
         _________________________________________________________

4. If the Holder is an entity, identify the individual or individuals who have sole or shared voting or investment power over the Company's securities owned by such entity:

         _________________________________________________________

5.       Is the Holder a broker-dealer?  (indicate "Yes" or "No") ____________

     Is the Holder an affiliate of a broker-dealer? (indicate "Yes" or "No")
____________

     If the answer is yes, except as set forth below, the Holder purchased the shares in the ordinary course of business, and at the time of the purchase of the securities to be resold, the seller had no agreements or understandings, directly or indirectly, with any person to distribute them.

         State any exceptions here:

         _______________________________________________________________________
         _______________________________________________________________________


     The undersigned has reviewed the answers to the above questions and affirms that the same are true, complete and accurate. The undersigned agrees to notify the Company of any changes in the foregoing information.



Dated: ______________, 2004        _________________________________

                                   _________________________________

                                   _________________________________
                                   (Please sign your name in exactly the same manner as the certificate(s) for the shares being registered)

                                    Exhibit E

                       INVESTOR SUITABILITY QUESTIONNAIRE

Before any sale of Common Stock or Warrants by Gexa Corp. can be made to you, this Questionnaire must be completed and returned to Oppenheimer & Co. Inc.
Attn: Investment Banking Department, 125 Broad Street, 16th Floor., New York, NY 10004.


1. IF YOU ARE AN INDIVIDUAL PLEASE FILL IN THE IDENTIFICATION QUESTIONS IN (A) IF YOU ARE AN ENTITY PLEASE FILL IN THE IDENTIFICATION QUESTIONS IN (B)

A.   INDIVIDUAL INDENTIFICATION QUESTIONS

                  Name_____________________________________________

                  (Exact name as it should appear on stock certificate)

                  Residence Address_________________________________

                  Home Telephone Number_____________________________

                  Fax Number________________________________________

                  Date of Birth______________________________________

                  Social Security Number_____________________________

                  B.  INDENTIFICATION QUESTIONS FOR ENTITIES

                  Name ____________________________________________________
                           (Exact name as it will appear on stock certificate)

                  Address of Principal
                    Place of Business________________________________________

                  State (or Country) of Formation
                    or Incorporation_________________________________________

                  Contact Person_____________________________________________

                  Telephone Number (    )_____________________________________

                  Type of Entity
                    (corporation, partnership,
                    trust, etc.)_______________________________________________

                  Was entity formed for the purpose of this investment?

                           Yes____        No ______

2.   DESCRIPTION OF INVESTOR

The following information is required to ascertain whether you would be deemed an "accredited investor" as defined in Rule 501 of Regulation D under the Securities Act. Please check whether you are any of the following:

[] a corporation or partnership with total assets in excess of $5,000,000, not organized for the purpose of this particular investment

[] private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 [a U.S. venture capital fund which invests primarily through private placements in non-publicly traded securities and makes available (either directly or through co-investors) to the portfolio companies significant guidance concerning management, operations or business objectives

[] a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958

[] an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act

[] a trust not organized to make this particular investment, with total assets in excess of $5,000,000 whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act of 1933 and who completed item 4 below of this questionnaire

[] a bank as defined in Section 3(a)(2) or a savings and loan association or other institution defined in Section 3(a)(5)(A) of the Securities Act of 1933 acting in either an individual or fiduciary capacity

[]   an insurance company as defined in Section 2(13) of the Securities Act of
     1933

[] an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (i) whose investment decision is made by a fiduciary which is either a bank, savings and loan association, insurance company, or registered investment advisor, or (ii) whose total assets exceed $5,000,000, or (iii) if a self-directed plan, whose investment decisions are made solely by a person who is an accredited investor and who completed Part I of this questionnaire;

[]   a charitable, religious, educational or other organization described in
     Section 501(c)(3) of the Internal Revenue Code, not formed for the purpose of this investment, with total assets in excess of $5,000,000

[] an entity not located in the U.S. none of whose equity owners are U.S. citizens or U.S. residents

[] a broker or dealer registered under Section 15 of the Securities Exchange Act of 1934

[] a plan having assets exceeding $5,000,000 established and maintained by a government agency for its employees

[] an individual who had individual income from all sources during each of the last two years in excess of $200,000 or the joint income of you and your spouse (if married) from all sources during each of such years in excess of $300,000

[] an individual who reasonably expects that either your own income from all sources during the current year to exceed $200,000 or the joint income of you and your spouse (if married) from all sources during the current year to exceed $300,000

[] an individual whose net worth as of the date you purchase the securities offered, together with the net worth of your spouse, be in excess of $1,000,000

[]   an entity in which all of the equity owners are accredited investors

3.   BUSINESS, INVESTMENT AND EDUCATIONAL EXPERIENCE

                  Occupation_________________________

                  Number of Years_____________________

                  Present Employer____________________

                  Position/Title______________________

                  Educational Background________________

                  Frequency of prior investment (check one in each column):



                   Stocks & Bonds                   Venture Capital Investments

 Frequently

 Occasionally

 Never

4.   SIGNATURE

     The above information is true and correct. The undersigned recognizes that the Company and its counsel are relying on the truth and accuracy of such information in reliance on the exemption contained in Subsection 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder. The undersigned agrees to notify the Company promptly of any changes in the foregoing information which may occur prior to the investment.

         Executed  at ___________________, on  [_________ ___], 2004


                                        ____________________________
                                        (Signature)

                                        ____________________________
                                        (Title if for Entity)

                                    Exhibit F

                         CERTIFICATE OF SUBSEQUENT SALE

         [Continental Stock Transfer]
         [address and contact]

RE: Sale of Shares of Common Stock of Gexa Corp. (the "Company") pursuant to the Company's Prospectus dated _____________ (the "Prospectus")

         Ladies and Gentlemen:

     The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Shareholders in the Prospectus, that the undersigned has sold the shares pursuant to the Prospectus and in a manner described under the caption "Plan of Distribution" in the Prospectus and that such sale complies with all applicable securities laws, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

         Selling Shareholder (the beneficial owner):_______________________

         Record Holder (e.g., if held in name of nominee):_________________

         Restricted Stock Certificate No.(s):______________________________

         Number of Shares Sold:____________________________________________

         Date of Sale:_____________________________________________________

     In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate.

         Very truly yours,

         Dated:________________

         By:_________________________________

         Print Name:_________________________

         Title:______________________________